EXECUTION COPY
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                               SHARE PURCHASE AND
                           WARRANT ISSUANCE AGREEMENT



                            THIRDSPACE LIVING LIMITED



                                 MARCH 19, 2002


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
                            THIRDSPACE LIVING LIMITED

                  SHARE PURCHASE AND WARRANT ISSUANCE AGREEMENT


     THIS SHARE PURCHASE AND WARRANT ISSUANCE AGREEMENT (the "AGREEMENT") is entered into as of March 19, 2002 (the "EFFECTIVE DATE"), by and among Thirdspace Living Limited, a company incorporated in England and Wales (registered no. 3949879), whose registered office is at Abbots House, Abbey Street, Reading Berks RG1 3BD (the "COMPANY") and Concurrent Computer Corporation, a Delaware corporation ("CONCURRENT").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.   Definitions.
          -----------

          1.1  Definitions.  The  following  terms,  as  used  herein,  have the
               -----------
     following  meanings:

     "AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT" means the Amended and Restated Shareholders' Agreement dated as of the date hereof by and among, inter alia, Concurrent and the Company.

     "ANCILLARY AGREEMENTS" means the Patent License Agreement, the Reseller Agreement, the Strategic Alliance Agreement, the Loan Stock Instrument, the Debenture, the Intercreditor Agreement, the Registration Rights Agreement, the Articles, the Amended and Restated Shareholders' Agreement and the other agreements and documents contemplated hereby and thereby.

     "A ORDINARY SHARES" means 'A' ordinary shares of 1 pence each in the Company at the date of execution of this Agreement or such other nominal value as may result from any sub-division or consolidation thereof and all other (if any) shares, securities or other rights in the Company from time to time issued in exchange or substitution therefor.

     "ARTICLES" means the Articles of Association of the Company, as adopted on the date hereof.

     "B ORDINARY SHARES" means 'B' ordinary shares of 1 pence each in the Company at the date of execution of this Agreement or such other nominal value as may result from any sub-division or consolidation thereof and all other (if any) shares, securities or other rights in the Company from time to time issued in exchange or substitution therefor.

     "BUSINESS DAY" means any day except Saturday, Sunday or any day on which banks are generally not open for business in Atlanta, Georgia, U.S.A.

     "CAPITAL SHARES" means, collectively, the A ordinary shares, B ordinary shares, C ordinary shares and any other share capital of the Company now authorised or authorised in the future under the Articles.

     "CLAIMS PERIOD" means the period during which a claim for indemnification may be asserted under this Agreement by an Indemnified Party.

     "COMPANY'S BOARD" means the board of directors of the Company.

     "C ORDINARY SHARES" means 'C' ordinary shares of 1 pence each in the Company at the date of execution of this Agreement or such other nominal value as may result from any sub-division or consolidation thereof and all other (if any) shares, securities or other rights in the Company from time to time issued in exchange or substitution therefor.

     "CONCURRENT COMMON STOCK" means the common stock, par value $.01 per share, of Concurrent.

     "CONCURRENT INDEMNIFIED PARTIES" means Concurrent and each of its affiliates, and each of their officers, directors, employees, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

     "CONCURRENT LOSSES" means the claims, liabilities, obligations, losses, costs, expenses, penalties, fines and damages of the Concurrent Indemnified Parties as to which Concurrent Indemnified Parties are entitled to indemnification under Section 9.1.

     "COMMERCIAL FALLOUT" has the meaning ascribed to such term in the Strategic Alliance Agreement.

     "COMPANY INDEMNIFIED PARTIES" means the Company and each of its affiliates, and each of their officers, directors, employees, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

     "COMPANY LOSSES" means the claims, liabilities, obligations, losses, costs, expenses, penalties, fines and damages of the Company Indemnified Parties as to which the Company Indemnified Parties are entitled to indemnification under
Section 9.2.

     "EVENT OF DEFAULT" has the meaning ascribed to such term in the Loan Stock Instrument.

     "INDEMNIFIED PARTY" means a Concurrent Indemnified Party or a Company Indemnified Party.

     "SURVIVING OBLIGATIONS" means the indemnification obligations described in
Section 9.1(b).

     "SURVIVING REPRESENTATIONS" means the representations and warranties in
Section 4.2 (Corporate Power), Section 4.5 (Authorization), the first sentence of Section 4.5 (Title to Properties and Assets; Liens, etc.), Section 4.7 (Intellectual Property Rights), Section 4.8

(Compliance with Other Instruments, None Burdensome, etc.), Section 4.13 (Related-Party Transactions), Section 4.14 (Taxes) and Section 4.21 (Oracle).

     "THIRDSPACE SECURITIES" means, collectively, the Shares, the Warrant, the Warrant Shares, the Loan Stock Instrument and the Loan Stock Instrument Shares.

          1.2 Other Definitions. Each of the following terms is defined in the
              -----------------
     clause set forth opposite such term:

Term                                Clause
----                                ------
2000 Statements . . . . . . . . . . . . . .4.18
2001 Statements . . . . . . . . . . . . . .4.18
Accredited Investor . . . . .  4.20 (c), 5.5(c)
Aggregate Liability Cap . . . . . . . . .9.5(b)
Agreement . . . . . . . . . . . . . . .Preamble
Company . . . . . . . . . . . . . . . .Preamble
Company Intellectual Property . . . . . . . 4.7
Closing . . . . . . . . . . . . . . . . . . 3.1
Closing Date. . . . . . . . . . . . . . . . 3.1
Closing Date Resolution . . . . . . . . .6.1(d)
Concurrent. . . . . . . . . . . . . . .Preamble
Concurrent Basket . . . . . . . . . . . .9.5(a)
Concurrent Nominee. . . . . . . . . .6.1(d)(ii)
Concurrent Reports. . . . . . . . . . . .5.4(a)
Concurrent Shares . . . . . . . . . . . . . 2.2
Debenture . . . . . . . . . . . . . . . .6.1(i)
Effective Date. . . . . . . . . . . . .Preamble
Exchange Act. . . . . . . . . . . . . . 4.20(a)
Financial Statements. . . . . . . . . . . .4.18
First Loan. . . . . . . . . . . . . . . . . 2.3
GAAP. . . . . . . . . . . . . . . . . . . .4.18
Indemnifying Party. . . . . . . . . . . .9.3(a)
Intercreditor Agreement . . . . . . . . .6.1(j)
Loans . . . . . . . . . . . . . . . . . . . 2.3
Loan Stock Instrument . . . . . . . . . . . 2.3
Loan Stock Instrument Shares. . . . . . . . 2.1
Major Actions . . . . . . . . . . . .6.1(d)(iv)
Material Adverse Change . . . . . . . . . . 4.9
nCube Dissolution Agreement . . . . . 6.1(h)(i)
Oracle Cure Agreement . . . . . . . .6.1(h)(ii)
Oracle Debenture. . . . . . . . . . 6.1(h)(iii)
Patent License Agreement. . . . . . . . .6.1(f)
Purchase Price. . . . . . . . . . . . . . . 2.2
Registration Rights Agreement . . . . . .6.1(k)
Reseller Agreement. . . . . . . . . . . .6.1(f)
SEC . . . . . . . . . . . . . . . . . . 4.20(a)


                                        3

Second Loan . . . . . . . . . . . . . . . . 2.3
Second Loan Conditions. . . . . . . . . . . 8.2
Second Loan Date. . . . . . . . . . . . . . 2.3
Securities Act. . . . . . . . . . . . . 4.20(c)
Shares. . . . . . . . . . . . . . . . . . . 2.1
Subsidiaries. . . . . . . . . . . . . . . . 4.3
Subsidiary. . . . . . . . . . . . . . . . . 4.3
Transfer. . . . . . . . . . . . . . . . . . 7.1
Warrant . . . . . . . . . . . . . . . . . . 2.1
Warrant Shares. . . . . . . . . . . . . . . 2.1

     2.  Authorization  and  Subscription of the Shares, Warrants and Loan Stock
         -----------------------------------------------------------------------
Instrument.
----------

          2.1  Authorization.  The  Company  has  authorized  the  issuance  and
               -------------
     subscription by Concurrent, pursuant to the terms and conditions hereof, of
     (i) 1,220,601 C ordinary shares (hereinafter defined) (the "SHARES"), (ii) a warrant to purchase 400,000 C ordinary shares (the "WARRANT SHARES") the form of which is attached hereto as Exhibit A (the "WARRANT") and (iii) the
                                         ---------
     Loan Stock Instrument (as hereinafter defined) together with the C ordinary shares issuable upon the conversion of the Loan Stock Instrument, in accordance with their terms (the "LOAN STOCK INSTRUMENT SHARES").

          2.2  Issuance  and  Subscription  of  Shares. Subject to the terms and
               ---------------------------------------
     conditions hereof, at the Closing (as defined hereafter), the Company will issue and sell to Concurrent and Concurrent agrees to purchase from the Company the Shares at a purchase price of U.S. $5.73 per Share or a total purchase price of U.S. $7,000,000 (the "PURCHASE PRICE"). The Purchase Price shall be paid at Closing by delivery to the Company of (i) a number of shares of Concurrent Common Stock (the "CONCURRENT SHARES"), having an aggregate value at Closing equal to U.S. $3,000,000 (or such amount in excess of U.S. $3,000,000 as shall represent the aggregate value of that number of whole shares of Concurrent Common Stock having an aggregate value at Closing that approximately equals (but is not less than) U.S. $3,000,000), and (ii) cash in U.S. dollars in an amount equal to the difference between (x) the Purchase Price and (y) the aggregate value of the Concurrent Shares delivered at Closing. For purposes of this Agreement, each Concurrent Share shall be deemed to have a value at Closing equal to the average of the closing prices of a share of Concurrent Common Stock for the twenty (20) consecutive trading days ending on the fifth (5th) trading day immediately prior to the Closing.

          2.3  Issuance  and  Subscription of Warrant and Loan Stock Instrument.
               ----------------------------------------------------------------
     Subject to the terms and conditions hereof, at the Closing (as defined hereafter), as additional consideration for the payment of the Purchase Price, the making of the Loans and the other transactions contemplated hereby, the Company will (i) issue and sell the Warrant to Concurrent and
     (ii) execute and deliver the Loan Stock Instrument. Subject to the terms and upon the conditions set forth in this Agreement, Concurrent agrees to make loans to the Company in an aggregate principal amount of U.S. $6,000,000 (the "LOANS"). The Loans will be made in two borrowings in the principal amount of U.S. $3,000,000 each (the "FIRST LOAN" and the "SECOND

     LOAN"). Each Loan shall be evidenced by, and repayable in accordance with, a loan stock instrument substantially in the form attached hereto as Exhibit B (the "LOAN STOCK INSTRUMENT"). The First Loan will be made on the Closing Date. Subject to satisfaction in full of the Second Loan Conditions (as hereinafter defined), the Second Loan will be made on September 3, 2002 (the "SECOND LOAN DATE").

     3.  Closing;  Delivery  of  Shares  and  Warrant.
         --------------------------------------------

          3.1  Closing.  The  closing  of  the  purchase and subscription of the
               -------
     Shares and the Warrant (the "CLOSING") shall take place at the offices of Theodore Goddard at 5 p.m. (Atlanta Time) on March 19, 2002 (the "CLOSING DATE") or at such other time as the Company and Concurrent may agree.

          3.2  Deliveries.  Subject  to  the  terms  of  this  Agreement, at the
               ----------
     Closing, upon delivery to the Company by Concurrent of the Purchase Price and the First Loan, the Company shall deliver to Concurrent (i) a share certificate or certificates representing the Shares and confirmation that the Shares have been registered in the name of Concurrent, (ii) the Warrant and confirmation that the Warrant has been registered in the name of Concurrent and (iii) the Loan Stock Instrument.

     4.  Representations and Warranties of the Company. As a contractual term of
         ---------------------------------------------
the contract being entered into herein by Concurrent, for the subscription of the Shares and the Warrant hereunder, and to make the Loans and enter into the other transactions contemplated hereby, except as set forth in the Disclosure Schedule attached hereto as Schedule A, the Company represents and warrants to Concurrent as follows:

          4.1 Organization and Standing. The Company is a company duly organized
              -------------------------
     and validly existing under, and by virtue of, the laws of England and Wales and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation and is in good standing in every country or jurisdiction where the nature or conduct of its business as now conducted requires such qualification, except where the failure to so qualify would not have a Material Adverse Change (hereinafter defined).

          4.2 Corporate Power. The Company has all requisite corporate power and
              ---------------
     authority to enter into this Agreement and the Ancillary Agreements to issue and sell the Thirdspace Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement and the Ancillary Agreements.

          4.3  Subsidiaries. The Company's subsidiaries (each a "SUBSIDIARY" and
               ------------
     collectively the "SUBSIDIARIES") are listed on Exhibit C to this Agreement. Each of the Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Change.

          4.4  Capitalization. The authorized capital of the Company consists or
               --------------
     will  consist  immediately  following  the  Closing,  of:

               (a) 4,159,760 A ordinary shares, of which 4,159,760 shares are issued and outstanding;

               (b) 3,122,600 B ordinary shares, of which 2,815,100 shares are issued and outstanding; and

               (c) 3,183,558 C ordinary shares, of which 1,482,158 are issued and outstanding.

               (d) The outstanding A ordinary shares, B ordinary shares and C ordinary shares of the Company have been duly authorized and validly issued and are fully paid and were issued in accordance with all applicable laws.

               (e)  Except for the rights disclosed in Schedule A (Disclosures),
                                                       ----------
          there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. A pro-forma capitalization table setting forth the pre-closing and post-closing capitalization of the Company following the consummation of the transactions contemplated herein and a complete list of all of the shareholders, optionholders and holders of any other securities of the Company, with the number of shares, options and other securities of the Company held by each as of the Closing is set forth on Exhibit
                                                                         -------
          D  hereto.  Except  as  provided herein or in the Amended and Restated
          -
          Shareholders' Agreement or the Articles and except as set forth in the Schedule A (Disclosures), the Company is not a party or subject to any agreement or understanding and, to the knowledge of the Company, there is no agreement or understanding between any person(s) or entity(ies) which affects or relates to the acquisition, disposition, voting or giving consents with respect to any of the share capital of the Company or any officer, director or shareholder of the Company.

          4.5  Authorization.  Except  as set forth in Schedule A (Disclosures):
               -------------                           ------------------------

               (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for (i) the sale and issuance of the Thirdspace Securities pursuant hereto and (ii) the execution, performance and delivery by the Company of this Agreement and the Ancillary Agreements have been taken or will be taken prior to the Closing. This Agreement and the Ancillary Agreements constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms or, in the case of the Ancillary Agreements, will constitute at Closing valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules or laws concerning equitable remedies and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

               (b) At Closing, the rights, preferences, privileges and restrictions of the Shares, the Warrant Shares and the Loan Stock Instrument Shares are as stated in the Articles and the Amended and Restated Shareholders' Agreement. The Shares, the Warrant Shares and the Loan Stock Instrument Shares, when issued, sold, and delivered in compliance with the provisions of this Agreement and the Ancillary Agreements, for the consideration expressed herein and therein, will be duly authorized, validly issued, fully paid, and will be free of any liens, restrictions, adverse claims, charges or encumbrances, except that the Shares, the Warrant Shares and the Loan Stock Instrument Shares may be subject to restrictions on transfer under the Articles, the Amended and Restated Shareholders' Agreement and applicable law.

          4.6 Title to Properties and Assets; Liens, etc. Except as set forth in
              ----------------------------------------------
Schedule  A  (Disclosures),  the  Company  has  good and marketable title to its
             ------------
properties and assets and good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, encumbrance or charge, other than, or resulting from, taxes which have not yet become due and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances.

          4.7  Intellectual  Property  Rights.
               ------------------------------

               (a)  Rights  to  Intellectual  Property.  Except  as set forth in
                    ----------------------------------
          Schedule  A  (Disclosures), the Company owns, or has the right to use,
          --------------------------
          all patents, patent applications, trademarks, service marks, service names, trade names, trade dress, Internet domain names, copyrights, licenses, trade secrets or other proprietary rights necessary to conduct its business as now being conducted and as proposed to be conducted (collectively, the "COMPANY INTELLECTUAL PROPERTY").

               (b)  Third  Party  Claims.  Except  as  set  forth  in Schedule A
                    --------------------                              ----------
          (Disclosures),  the  Company  has  not  received  a  notice that it is
          -------------
          infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the Company Intellectual Property, and to the Company's knowledge there is no basis for any such claim. There are no outstanding options, licenses, or agreements of any kind relating to the Company Intellectual
          Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, patent applications, trademarks, service marks, service names, trade names, trade dress, Internet domain names, copyrights, licenses, trade secrets, or other proprietary rights of any other person or entity. The Company is not aware of any violation by a third party of any of the Company Intellectual Property. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as now being conducted and, to the Company's knowledge, as proposed to be conducted.

               (c)  Proprietary  Information and Inventions Agreement. Except as
                    -------------------------------------------------
          set  forth  in  Schedule A (Disclosures), former and current employee,
                          ------------------------
          officer and consultant of the Company has executed a proprietary information and inventions agreement with the Company, providing for, among other things, the confidentiality of information concerning the business being conducted by the Company and the assignment of inventions and proprietary information to the Company. No former or current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement. Neither the execution nor delivery of this Agreement or any of the Ancillary Agreements, nor the conduct of the Company's business will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees (or people it currently intends to hire) made prior to their employment by the Company which use would violate the terms of any agreement with such employees' prior employer.

          4.8  Compliance  with  Other  Instruments,  None  Burdensome, etc. The
               ------------------------------------------------------------
     Company is not in violation of any term of the Articles or any mortgage, indenture, contract, agreement, instrument, judgment, decree or order by which the Company is bound or to which its properties are subject or, any statute, rule, or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations and prospects of the Company. The execution, delivery and performance of and compliance with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby will not result in any such material violation and will not be in material conflict with or constitute a material default under any of the foregoing and will not result in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing.

          4.9  Litigation, etc. Except as set forth in Schedule A (Disclosures),
               ---------------                         ------------------------
     there are no actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened against the Company, nor, to the Company's knowledge, is there any basis therefor, which, either in any case or in the aggregate, can reasonably be expected to result in any material adverse change in the business, prospects, affairs or operations of the Company or in any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted (any such change constituting a "MATERIAL ADVERSE CHANGE"), and none which questions the validity of this Agreement or any of the Ancillary Agreements or any action taken or to be taken in connection herewith or therewith or the compliance by the Company or any of its shareholders with the requirements of any of the organizational documents or any shareholder agreement with respect to the Company existing on the date hereof. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to the Company's knowledge, threatened in which the Company is a named party from whom relief is sought which, if successful, would result in a Material Adverse Change, involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any written agreement with prior employers. The Company is not a party or subject to any writ, order, decree or judgment and there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to originate.

          4.10  Consents,  etc. Except as set forth in Schedule A (Disclosures),
                --------------                         ------------------------
     no consent, approval or authorization of, or designation, declaration or filing with any governmental authority or party on the part of the Company is required in connection with the valid execution and delivery of this Agreement or any of the Ancillary Agreements, or the offer, sale or issuance of the Thirdspace Securities or the consummation of any other transaction contemplated hereby or thereby and, if required, qualifications or filings under applicable laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

          4.11  Securities  Laws.  Subject  to  the  accuracy  of  Concurrent's
                ----------------
     representations in Section 5 hereof, the offer, sale and issuance of the Thirdspace Securities in conformity with the terms of this Agreement and the Ancillary Agreements constitute transactions exempt from the registration requirements of all applicable securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          4.12  Agreements;  Action.
                -------------------

               (a) Except as set forth in Schedule A (Disclosures), there are no
                                          ------------------------
          material agreements, understandings or proposed transactions between the Company and any of its affiliates or any of their respective officers, directors or shareholders.

               (b) Except as set forth in Schedule A (Disclosures), there are no
                                          ------------------------
          agreements or understandings relating to the Company Intellectual Property.

               (c) Except as specifically described in Schedule A (Disclosures),
                                                       ------------------------
          there are no agreements or understandings with any person listed on Exhibit D.
          ----------

               (d) There are no agreements or understandings limiting or restricting in any manner the sale by the Company of any of its products or services to any person or in any location.

               (e) Except as set forth in Schedule A (Disclosures), there are no
                                          ------------------------
          agreements or understandings giving any person any preferential rights to provide any products or services to the Company or its customers.

               (f) Except as set forth in Schedule A (Disclosures), there are no
                                          ------------------------
          agreements or understandings granting to any person the right to sell, resell or distribute any product or service of the Company.

               (g) Except as set forth in Schedule A (Disclosures), all material
                                          ------------------------
          contracts, agreements or instruments to which the Company is a party are valid and binding upon the Company and the other parties thereto and are in full force and effect and enforceable in accordance with their terms, and neither the Company nor, to the Company's knowledge, any other party has breached any provision of, or is in default under, the terms thereof, and there are no existing facts or circumstances that would prevent the work in progress of the Company or its contracts and agreements from maturing in due course into fully collectible accounts receivable.

          4.13 Related-Party Transactions. The Company is not indebted, directly
               --------------------------
     or indirectly, to any of its officers or directors or to any member of their immediate families in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of A ordinary shares or B ordinary shares) or, to its knowledge, have any direct or indirect ownership interest in any entity with which the Company is affiliated or with which the Company has a business relationship, or any entity which competes with the Company except that officers, directors and/or shareholders of the Company may own stock in (but not exceeding one percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. None of the Company's officers or directors or any members of their immediate families are, directly or indirectly, a party to any material contract with the Company.

          4.14  Taxes.  The  Company  has  filed  all tax returns and reports as
                -----
     required by applicable laws. These returns and reports were true and correct in all material respects at the time made. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company's knowledge, all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. The provision for taxes of the Company as shown in the Financial Statements (as defined in Section 4.18 of this Agreement) is adequate for taxes due or accrued as of the date thereof. The Company has not been advised (a) that any of its tax returns have been or are being audited as of the date hereof or (b) of any deficiency in assessment or proposed adjustment to its taxes. The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for. Since the date of the Financial Statements, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving authorities or authorized depositories.

          4.15  Insurance.  Except as set forth in Schedule A (Disclosures), the
                ---------
     Company maintains insurance which is customary in its industry and which is commercially reasonable given the risks involved in the business conducted by the Company.

          4.16  Brokers  or Finders; Other Offers. The Company has not incurred,
                ---------------------------------
     and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any of the Ancillary Agreements.

          4.17  Permits;  Compliance  with  Law.  The  Company  has all permits,
                -------------------------------
     licenses and any similar authority necessary for the conduct of its business, the lack of which would materially and adversely affect the business, properties, prospects, and financial condition of the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such permit, license or other similar authority. The Company has conducted, and is currently conducting, its business so as to comply with all applicable statutes, ordinances, rules, regulations and orders of any governmental authority. The Company is not currently charged with or, to the Company's knowledge, under governmental investigation with respect to, any actual or alleged violation of any statute, ordinance, rule or regulation. Neither the execution and delivery of this Agreement or any of the Ancillary Agreements, nor the consummation of the transactions contemplated hereby will result in the termination of any license, certificate, permit or similar right held by the Company.

          4.18 Financial Statements. The Company has delivered to Concurrent its
               --------------------
     audited financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereto) at December 31, 2000 (the "2000 STATEMENTS") and its audited financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereto) at December 31, 2001 for the twelve (12) month period then ended (the "2001 STATEMENTS") (the 2000 Statements and the 2001 Statements are hereinafter referred to as the "FINANCIAL STATEMENTS"). The Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods indicated and present a true and fair view of the financial condition and operating results of the Company as of the respective dates, and for the respective periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the balance sheet at December 31, 2001, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2001, and (ii) obligations under contracts and commitments incurred in the ordinary course of business that would not be required to be reflected in financial statements prepared in accordance with GAAP, which, in the case of both clause (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

          4.19  Changes.  Since  December  31,  2001,  there  has  not  been:
                -------

               (a)  Except  as set forth in Schedule A (Disclosures), any change
                                            ------------------------
     in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not resulted in, individually or in the aggregate, a Material Adverse Change and are not reasonably likely, to the Company's knowledge, to result in, individually or in the aggregate, a Material Adverse Change;

               (b) any damage, destruction or loss, whether or not covered by insurance, that has resulted in, individually or in the aggregate, a Material Adverse Chance or is, to the Company's knowledge, reasonably likely to result in, individually or in the aggregate, a Material Adverse Change affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that have not resulted in, individually or in the aggregate, a Material Adverse Change and, to the Company's knowledge, are not reasonably likely to result in, individually or in the aggregate, a Material Adverse Change;

               (e) any material change or amendment to a material contract or arrangement by which the Company, or any of its respective assets or properties is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee of the Company;

               (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other Company Intellectual Property;

               (h) any resignation or termination of employment of any key officer of the Company;

               (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

               (j)  Except as set forth in Schedule A (Disclosures), any pledge,
                                           ------------------------
     transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (k) any loans or guarantees made by the Company to or for the benefit of its respective employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of business;

               (l) any declaration, setting aside or payment or other distribution in respect of any of the Company's shares, or any direct or indirect redemption, purchase or other acquisition of any shares by the Company;

               (m) to the Company's knowledge, any other event or condition of any character that might result in a Material Adverse Change affecting the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted with Concurrent pursuant to this Agreement or any of the Ancillary Agreements); any agreement or commitment by the Company to do any of the things described in this Section 4.19.

          4.20  Private  Placement  of the Concurrent Shares. In order to induce
                --------------------------------------------
     Concurrent to issue the Concurrent Shares to the Company, the Company hereby warrants, represents, covenants and agrees as follows:

               (a) The Company has received and carefully reviewed Concurrent's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 and all other filings made by Concurrent with the Securities and Exchange Commission (the "SEC") under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), subsequent to the date of Concurrent's Annual Report on Form 10-K for the fiscal year ended June 30, 2001. The Company acknowledges that all documents, records and books pertaining to Concurrent requested by the Company have been made available for inspection by it, its attorneys, financial advisors and accountants. The Company and its advisors have had a reasonable opportunity to ask questions of and receive answers from the officers of Concurrent, or a person or persons acting on their behalf, concerning Concurrent and the terms and conditions of the purchase of the Concurrent Shares. All such questions have been answered to the full satisfaction of the Company.

               (b) The Company has such knowledge and experience in financial and business matters as to enable it (i) to utilize the information made available to it in connection with the purchase of the Concurrent Shares,
     (ii) to evaluate the merits and risks associated with a purchase of the Concurrent Shares, and (iii) to make an informed decision with respect thereto.

               (c) The Company is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

               (d) The Company (i) has adequate means of providing for its current liabilities and possible contingencies, (ii) has no need for immediate liquidity in connection with a purchase of the Concurrent Shares,
     (iii) is able to bear the economic risks associated with a purchase of the Concurrent Shares for an indefinite period and has the capacity to protect its own interests in connection with a purchase of the Concurrent Shares, and (iv) can afford the complete loss of the value of the Concurrent Shares.

               (e) The Company understands that a purchase of the Concurrent Shares involves a significant degree of risk and the Company has full cognizance of and understands all of the risk factors related its purchase of the Concurrent Shares, including, but not limited to, the risks set forth in Concurrent's Current Report on Form 8-K dated October 22, 2001. The Company understands that the market price of the Concurrent Shares has been volatile and that no representation is being made as to the future value of the Concurrent Shares.

               (f) The Company understands that (i) neither the offering nor the sale of the Concurrent Shares has been registered under the Securities Act in reliance upon exemptions from the registration provisions of the Securities Act, (ii) the Concurrent Shares purchased by the Company must be held by it until the sale or transfer thereof is subsequently registered under the Securities Act, or an exemption from such registration is available, and the certificates representing all the Concurrent Shares will be legended to reflect such restrictions, (iii) Concurrent is under no obligation to register any of the Concurrent Shares on the Company's behalf or to assist the Company in complying with any exemption from registration, other than as set forth in the Registration Rights Agreement (hereinafter defined) and (iv) the officers of Concurrent will rely upon the representations and warranties made by the Company in this Agreement in order to establish such exemption from the registration provisions of the Securities Act.

               (g) The Company understands that (i) neither the offering nor the sale of the Concurrent Shares has been registered or qualified for sale under the securities laws of any state or foreign jurisdiction (as applicable), (ii) the Concurrent Shares purchased by the Company must be held by it indefinitely unless the sale or transfer thereof is subsequently registered or qualified for sale under applicable state or foreign securities laws, or an exemption from such registration or qualification is available, and the certificates representing all the Concurrent Shares will be legended to reflect such restrictions, (iii) Concurrent is under no obligation to register or qualify for sale any of the Concurrent Shares on the Company's behalf or to assist the Company in complying with any exemption from registration or qualification under state or foreign securities laws, other than as set forth in the Registration Rights Agreement and (iv) that the officers of Concurrent will rely upon the representations and warranties made by the Company in this Agreement in order to establish such exemptions from registration or qualification under state or foreign securities laws.

               (h) The Company will not transfer any of the Concurrent Shares unless such transfer is (i) registered under the Securities Act and applicable state or foreign securities laws or (ii) is exempt from registration under the Securities Act and such state or foreign securities laws, and, if requested by Concurrent, the Company has furnished an opinion of counsel reasonably satisfactory to Concurrent that such transfer is so exempt.

               (i) The Concurrent Shares are being purchased solely for the Company's own account and not for the account of any other person. The Concurrent Shares are being purchased for investment purposes only, and not for distribution, assignment or resale to others.

               (j) The Company understands that neither the SEC nor any state or foreign securities commission or other state or foreign regulatory agency has made any finding or determination relating to the fairness for public investment of the Concurrent Shares to be purchased by the Company and that no such commission or agency has recommended or endorsed or will recommend or endorse the purchase of the Concurrent Shares.

          4.21  Oracle.  The  nCube  Dissolution  Agreement,  the  Oracle  Cure
                ------
     Agreement and the Oracle Debenture are valid and binding upon the Company and, to the Company's knowledge, the other parties thereto and are in full force and effect and enforceable in accordance with their terms, and neither the Company nor, to the Company's knowledge, any other party has breached any provision of, or is in default under, the terms thereof. The consummation of the transactions contemplated by the Oracle Cure Agreement
     (i) has not resulted in, and is not reasonably expected to result in, a Material Adverse Change and (ii) has not created, and is not reasonably expected to created, any adverse tax liability of the Company.

          4.22  Disclosure.  To  the  Company's knowledge having made all proper
                ----------
     inquiries of all relevant employees and directors of the Company, neither this Agreement, Schedule A (Disclosures), the Exhibits hereto, the
                       -------------------------
     Ancillary Agreements, nor any other certificate made or delivered by the Company to Concurrent in connection herewith or therewith, contains any untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.

     5.  Representations and Warranties by Concurrent. Concurrent represents and
         --------------------------------------------
warrants  to  the  Company  as  follows:

          5.1  Organization and Standing. Concurrent is a company duly organized
               -------------------------
     and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. Concurrent has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Concurrent is qualified to do business as a foreign corporation and is in good standing in every country or jurisdiction where the nature or conduct of its business as now conducted requires such qualification, except where the failure to so qualify would not have a material adverse change in the business, prospects, affairs or operations of Concurrent or in any of its properties or assets, or in any material impairment of the right or ability of Concurrent to carry on its business as now conducted or as proposed to be conducted.

          5.2  Corporate Power. Concurrent has all requisite corporate power and
               ---------------
     authority to enter into this Agreement and the Ancillary Agreements and to carry out and perform its obligations under the terms of this Agreement and the Ancillary Agreements. Concurrent has all requisite corporate power and authority to issue and sell the Concurrent Shares hereunder.

          5.3  Authorization.
               -------------

               (a) Concurrent has the full right, power and authority to enter into and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party, and this Agreement and the Ancillary Agreements to which it is a party constitute valid and binding obligations of Concurrent enforceable in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditor's rights and rules or laws concerning equitable remedies, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions, if any, contained in the Rights Agreement may be limited by applicable laws.

               (b) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Concurrent is required in connection with the valid execution and delivery by Concurrent of this Agreement and the Ancillary Agreements to which it is a party.

               (c) The Concurrent Shares, when issued, sold, and delivered in compliance with the provisions of this Agreement and the Ancillary
     Agreements, for the consideration expressed herein, will be duly authorized, validly issued, fully paid, and non-assessable and will be free of any liens, restrictions, adverse claims, charges or encumbrances, except that the Concurrent Shares may be subject to restrictions on transfer under applicable law or otherwise described in this Agreement or the Ancillary Agreements.

          5.4  Concurrent  Reports;  Financial  Statements.
               -------------------------------------------

               (a) Concurrent has filed all forms, reports, statements and all other documents required to be filed by Concurrent with the SEC since January 1, 2001 (the "CONCURRENT REPORTS"), each of which has complied in all material respects with the applicable requirements of the Securities Act, and the rules and regulations promulgated thereunder, and the Exchange Act, and the rules and regulations promulgated thereunder, each as in effect on the date so filed.

               (b) All of the financial statements included in the Concurrent Reports have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of Concurrent and each of its subsidiaries at the respective date thereof and the consolidated results of its operations and changes in cash flows for the periods indicated.

          5.5  Investment.
               ----------

               (a) The Thirdspace Securities are being or will be acquired for Concurrent's own account, and not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or other applicable U.S. state securities laws. The

     Thirdspace Securities are being or will be purchased for investment purposes only and not for distribution, assignment or resale to others.

               (b) Concurrent understands that the Thirdspace Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Thirdspace Securities, that the Thirdspace Securities must be held by Concurrent indefinitely, and that Concurrent must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. Concurrent further understands that the Thirdspace Securities have not been qualified or registered under any applicable U.S. state securities laws by reason of their issuance in a transaction exempt from the qualification or registration requirements of such laws, which exemption depends upon, among other things, the bona fide nature of Concurrent's investment intent expressed above.

               (c) Concurrent (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Concurrent's prospective investment in the Thirdspace Securities; (ii) has the ability to bear the economic risks of Concurrent's prospective investment, including a complete loss of Concurrent's investment in the Thirdspace Securities; (iii) has been furnished with and has had access to such information as Concurrent has considered necessary to make a determination as to the purchase of the Thirdspace Securities together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had a reasonable opportunity to ask questions of and receive answers from the officers of the Company, or a person or persons acting on their behalf, concerning the Company and the terms and conditions of the purchase of the Thirdspace Securities; (v) has had all questions which have been asked by Concurrent satisfactorily answered by the Company; and (vi) has not been offered the Thirdspace Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

               (d) Concurrent will not transfer any of the Thirdspace Securities unless such transfer is (i) registered under the Securities Act and applicable state and foreign securities laws or (ii) is exempt from registration under the Securities Act and such state and foreign securities laws, and, if requested by the Company, Concurrent has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt.

               (e) Concurrent understands that neither the SEC nor any state or foreign securities commission or other state or foreign regulatory agency has made any finding or determination relating to the fairness for public investment of the Thirdspace Securities to be purchased by Concurrent and that no such commission or agency has recommended or endorsed or will recommend or endorse the purchase of the Thirdspace Securities.

               (f) Legend. Upon issuance, the Thirdspace Securities shall be imprinted with a legend in substantially the following form:

          THIS  SECURITY  HAS  NOT  BEEN  REGISTERED UNDER THE SECURITIES ACT OF
          1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

               together with any legend required under applicable state and foreign securities laws; provided, however, that as soon as practicable following the Closing Date, Thirdspace shall use its reasonable best efforts to include a substantially similar legend on any of its A ordinary shares and C ordinary shares previously issued to any of its shareholders pursuant to exemptions from registration under United States federal securities laws, if such certificates are not already so legended.

          5.6  Securities  Laws.  Subject  to  the  accuracy  of  the  Company's
               ----------------
     representations in Section 4 hereof, the offer, sale and issuance of the Concurrent Shares in conformity with the terms of this Agreement and the Ancillary Agreements constitute transactions exempt from the registration requirements of all applicable securities laws, and neither Concurrent nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     6.  Conditions  to  Closing.
         -----------------------

          6.1  Conditions  to  Obligations  of  Concurrent.  The  obligation  of
               -------------------------------------------
     Concurrent to purchase the Shares and the Warrant and to make the First Loan at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by
     Concurrent:

               (a)  Representations  and  Warranties  Correct;  Performance  of
                    -----------------------------------------------------------
     Obligations.  The  representations  and  warranties  made by the Company in
     -----------
     Section 4 above shall be true, correct and complete on the Closing Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b) Consents and Waivers. The Company shall have obtained any and
                   --------------------
     all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement or any of the Ancillary Agreements), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

               (c) Compliance Certificate. The Company shall have delivered to Concurrent a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d) and (g) of this Section 6.1.

               (d) Board of Directors Resolution. The Company's Board shall have executed and delivered to Concurrent a resolution (the "CLOSING DATE RESOLUTION") of the Company's Board that:

                    (i)  increases  the size of the Company's Board by 1 member;

                    (ii) appoints Concurrent's Chief Executive Officer (the "CONCURRENT NOMINEE") to the Company's Board;

                    (iii) defines the responsibilities of the managers of the Company substantially in accordance with Exhibit E hereto;
                                                        ----------

                    (iv) specifies that (A) the Company shall not take any action with respect to the major actions described in Exhibit F hereto
                                                                ---------
          (the "MAJOR ACTIONS") without the prior approval of the Company's Board and (B) prohibits the Company's Board from delegating responsibilities or decision authority with respect to any Major
          Actions  to  any  committee  of  the  Company's  Board;

                    (v) confirms that the directors of the Company, having made all proper enquiries of all relevant employees and directors of the Company, are satisfied that neither this Agreement, Schedule A
                                                                     -----------
          (Disclosures),  the Exhibits hereto, the Ancillary Agreements, nor any
          -------------
          other certificate made or delivered by the Company to Concurrent in connection herewith or therewith, contains any untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they were made; and

                    (vi) properly allots and issues the Shares, the Warrant and the Loan Stock Instrument to Concurrent.

     The Closing Date Resolution shall have not been repealed or amended and shall be in full force and effect as of the Closing Date.

               (e) Approval by Concurrent Board. Concurrent's board of directors
                   ----------------------------
     shall have approved this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby.

               (f)  Strategic  Relationship  Agreements.  The  Patent  License
                    -----------------------------------
     Agreement executed by the Company and Concurrent as of February 28, 2002, a copy of which is attached hereto as Exhibit G (the "PATENT LICENSE AGREEMENT") shall be in full force and effect as of the Closing Date. The Company and Concurrent shall have executed and delivered a Reseller Agreement substantially in the form attached hereto as Exhibit H (the "RESELLER AGREEMENT"), and a Strategic Alliance Agreement substantially in the form attached hereto as Exhibit I (the "STRATEGIC ALLIANCE AGREEMENT"), and the Reseller Agreement and the Strategic Alliance Agreement shall be in full force and effect.

               (g)  Approval  by  the  Company  Shareholders.  The  Company's
                    ----------------------------------------
     shareholders shall have approved the terms and provisions of the Articles and the Amended and Restated Shareholders' Agreement.

               (h)  Approval  by  Concurrent  of  Third-Party  Agreements.
                    -----------------------------------------------------

                    (i) Concurrent shall have approved the terms and provisions of the nCube Dissolution Agreement dated as of February 27, 2002, a copy of which is attached hereto as Exhibit J (the "NCUBE DISSOLUTION
                                               ---------
          AGREEMENT"), and the nCube Dissolution Agreement shall be in full force and effect as of the Closing Date.

                    (ii) Concurrent shall have approved the terms and provisions of the Settlement Agreement dated as of March 1, 2002, a copy of which is attached hereto as Exhibit K (the "ORACLE CURE AGREEMENT"), and the
                                ---------
          Oracle Cure Agreement shall be in full force and effect as of the Closing Date.

                    (iii) Concurrent shall have approved the terms and provisions of the Oracle Debenture dated as of March 1, 2002, a copy of which is attached hereto as Exhibit L (the "ORACLE DEBENTURE") and
                                          ---------
          the Oracle Debenture shall be in full force and effect as of the Closing Date.

               (i)  Debenture. The Company shall have executed and delivered the
                    ---------
     Debenture  substantially  in  the  form  attached  hereto as Exhibit M (the
                                                                  ---------
     "DEBENTURE"), and the Debenture shall be in full force and effect. The Debenture shall have created a valid and enforceable lien on the assets of the Company described therein with the priority as to other liens and right to proceeds described therein.

               (j) Intercreditor Agreement. Oracle, Alcatel and Concurrent shall
                   -----------------------
     have executed and delivered the Deed of Priority substantially in the form attached hereto as Exhibit N (the "INTERCREDITOR AGREEMENT"), and the
                           ----------
     Intercreditor  Agreement  shall  be  in  full  force  and  effect.

               (k)  Registration  Rights  Agreement.  Concurrent and the Company
                    -------------------------------
     shall have executed and delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit O (the "REGISTRATION
                                                    ---------
     RIGHTS AGREEMENT"), and the Registration Rights Agreement shall be in full force and effect.

          6.2 Conditions to Obligations of the Company. The Company's obligation
              ----------------------------------------
     to sell and issue the Shares and the Warrant at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived by the Company:

               (a)  Representations  and  Warranties.  The  representations  and
                    --------------------------------
     warranties made by Concurrent in Section 5 hereof shall be true, correct and complete on the Closing Date; and Concurrent shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b)  Payment  of Purchase Price and First Loan. The Company shall
                    -----------------------------------------
     have  received  from  Concurrent  the  Purchase  Price  and the First Loan.

               (c)  Consents and Waivers. Concurrent shall have obtained any and
                    --------------------
     all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement or any of the Ancillary Agreements), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

               (d)  Strategic  Relationship  Agreements.  The  Patent  License
                    -----------------------------------
     Agreement shall be in full force and effect as of the Closing Date, and the Company and Concurrent shall have executed and delivered the Reseller Agreement and the Strategic Alliance Agreement, and the Reseller Agreement and the Strategic Alliance Agreement shall be in full force and effect as of the Closing Date.

               (e)  Intercreditor  Agreement.  Oracle  and Concurrent shall have
                    ------------------------
     executed and delivered the Intercreditor Agreement, and the Intercreditor Agreement shall be in full force and effect.

               (f)  Registration  Rights  Agreement.  Concurrent and the Company
                    -------------------------------
     shall have executed and delivered the Registration Rights Agreement, and the Registration Rights Agreement shall be in full force and effect.

               (g)  Compliance  Certificate.  Concurrent shall have delivered to
                    -----------------------
     the Company a certificate, executed by the Chief Executive Officer of Concurrent, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (c) of this Section 6.2.

     7.  Covenants.
         ---------

          7.1  Restrictions  on  Concurrent  Shares.
               ------------------------------------

               (a) Notwithstanding the registration of the Concurrent Shares, the Company hereby agrees and covenants that (i) the Company shall not sell, assign, transfer, pledge, hypothecate, encumber or dispose of by gift or otherwise ("TRANSFER") including without limitation any Transfer in whole or in part by merger, consolidation, sale of stock, sale of assets or otherwise, fifty percent (50%) of the Concurrent Shares prior to August 1, 2002, (ii) the Company shall not Transfer including without limitation any Transfer in whole or in part by merger, consolidation, sale of stock, sale of assets or otherwise, an additional twenty-five percent (25%) of the Concurrent Shares prior to the date that is 270 days after the Closing Date, and (iii) the Company shall not Transfer including without limitation any Transfer in whole or in part by merger, consolidation, sale of stock, sale of assets or otherwise, the remaining twenty-five percent (25%) of the Concurrent Shares prior to the date that is one (1) year after the Closing Date; provided, however, that the term "Transfer," as used in this Section 7.1, shall not include (a) transfers or assignment of the Concurrent Shares by the Company to one or more wholly-owned subsidiaries of the Company or in connection with a merger or consolidation in which the holders of the Thirdspace Securities outstanding immediately prior to the transaction constitute all the holders of the Thirdspace Securities of the Company or the surviving entity outstanding immediately following the transaction, (b) the Company establishing or effecting a collar, hedge or other similar arrangement in connection with the Concurrent Shares through a broker during such periods of restriction, (c) general liens created by operation of law on the assets of the Company or (d) if approved by the shareholders of the Company in accordance with Article 14.1 the Articles, transfers or assignment of the Concurrent Shares in connection with a transaction referenced in Article 14.1.4 of the Articles. The certificates representing the Concurrent Shares will be legended to reflect the restrictions of this
     Section 7.1, and any purported Transfer of Concurrent Shares in violation of this Section 7.1 shall be void and shall have no force or effect.

               (b) The Company will not transfer any of the Concurrent Shares unless such transfer is (i) registered under the Securities Act and applicable state or foreign securities laws or (ii) is exempt from registration under the Securities Act and such state or foreign securities laws, and, if requested by Concurrent, the Company has furnished an opinion of counsel reasonably satisfactory to Concurrent that such transfer is so exempt.

          7.2  Restrictions  on  Thirdspace  Securities.  Concurrent  will  not
               ----------------------------------------
     transfer any of the Thirdspace Securities unless such transfer is (i) registered under the Securities Act and applicable state and foreign securities laws or (ii) is exempt from registration under the Securities Act and such state and foreign securities laws, and, if requested by the Company, Concurrent has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt.

          7.3 Reservation of Capital Shares. On each date on which any notice is
              -----------------------------
     delivered by Concurrent to the Company pursuant to any Ancillary Agreement to exercise or convert the Warrant or Loan Stock Instrument (as the case may be) into any Warrant Shares or Loan Stock Instrument Shares (as the case may be), the Company shall procure that the Company has sufficient authorized, allotted and unissued Capital Shares to enable such exercise or conversion to take place (and that the Company has the necessary authority under s80 of the Companies Act 1985 and any other required corporate authorities to enable such exercise or conversion to take place). Upon the consummation of the actions required under this Section 7.3 and the Warrant or Loan Stock Instrument (as the case may be), the Warrant Shares and Loan Stock Instrument Shares for which Concurrent has delivered a notice to exercise or convert (as the case may be) will have been duly authorized and validly issued and will be fully paid and will have been issued in accordance with all applicable laws.

     8.   Loans.
          -----

          8.1  Repayment of Loans. The Company agrees to pay or cause to be paid
               ------------------
     to Concurrent any and all principal and interest due in respect of the Loan Stock Instrument according to its terms, which terms are incorporated herein in their entirety. The Company expressly agrees that to the extent the Company makes a payment or payments to Concurrent, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver or other party under any bankruptcy or insolvency law with the effect that Concurrent is required to either pay or repay the amount in question or never receives such amount, then to the extent of such payment or payments, the obligations of the Company intended to be satisfied by such payment or payments shall be revived and continued in full force and effect as if said payment or payments had not been made.

          8.2  Second  Loan  Conditions.  The  Second  Loan  shall  not  be made
               ------------------------
     hereunder unless on the date of the borrowing in respect of the Second Loan (the "SECOND LOAN CONDITIONS"):

               (a) First Loan. The First Loan shall have been made in accordance
                   ----------
     with the terms hereof and no breach or default shall exist and be continuing with respect to any liability or obligation of the Company in respect of the First Loan.

               (b)  No  Default. No breach or default shall have occurred and be
                    -----------
     continuing with respect to any obligation or liability of the Company under
     (i) this Agreement, (ii) any Ancillary Agreement or (iii) Oracle Cure Agreement or the Oracle Debenture. For the purposes of determining whether a breach or default has occurred under the Loan Stock Instrument or the Debenture, a breach or default shall have occurred only upon the occurrence of an Event of Default.

               (c)  Representations  and  Warranties  True  and  Correct.  The
                    ----------------------------------------------------
     representations and warranties made by the Company in Section 4 above and in each Ancillary Agreement, as supplemented and delivered in a form similar to Schedule A (Disclosures) to Concurrent on or prior to the Second Loan Date, shall be true, correct and complete on the Second Loan Date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Second Loan Date.

               (d)  Material Adverse Change. The Company shall not have suffered
                    -----------------------
     a Material Adverse Change which has not been at least equally offset or compensated for by a material positive event or matter in favour of the Company. Further, the definition of "Material Adverse Change" as used in this Section 8.2(d) shall not include (alone or in combination with any other event identified in this proviso): (i) any change, event, circumstance, development or effect attributable to conditions generally affecting the economy as a whole; or (ii) any change, event, circumstance, development or effect attributable to conditions generally affecting the industry as a whole in which the Company participates.

               (e) Debenture. The Debenture shall be in full force and effect as
                   ---------
     of such date. The Debenture shall have created a valid and enforceable lien on the assets of the Company described therein with the priority as to other liens and right to proceeds described therein.

               (f) Intercreditor Agreement. The Intercreditor Agreement shall be
                   -----------------------
     in  full  force  and  effect  as  of  such  date.

               (g) Amended and Restated Shareholders' Agreement. The Amended and
                   --------------------------------------------
     Restated Shareholders' Agreement shall be in full force and effect as of such date.

               (h)  No  Event  of  Default;  No  Commercial Fallout. No Event of
                    -----------------------------------------------
     Default and no Commercial Fallout shall have occurred under any Ancillary Agreement as of such date.

               (i)  Compliance  Certificate. The Company shall have delivered to
                    -----------------------
     Concurrent a certificate executed by the Chief Executive Officer of the Company, dated the Second Loan Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (c), (d), (e), (f), (g) and
     (h)  of  this  Section  8.2.

     9.  Indemnification.
         ---------------

          9.1  Indemnification  Obligations  of  the Company. Subject to (i) the
               ---------------------------------------------
     indemnification provisions contained in the Registration Rights Agreement (which shall control the indemnification obligations of the parties hereto with respect to the Registration Rights Agreement) and (ii) any limitations of liability or exclusion of damages specifically set forth in any of the Ancillary Agreements, the Company will indemnify, defend and hold harmless the Concurrent Indemnified Parties from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and judgments (at equity or at law) and damages whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

               (a) any breach of any representation or warranty made by the Company in this Agreement or in any of the Ancillary Agreements; or

               (b) any breach of any covenant, agreement or undertaking made by the Company in this Agreement or in any of the Ancillary Agreements.

          9.2  Indemnification  Obligations  of  Concurrent.  Subject to (i) the
               --------------------------------------------
     indemnification provisions contained in the Registration Rights Agreement (which shall control the indemnification obligations of the parties hereto with respect to the Registration Rights Agreement) and (ii) any limitations of liability or exclusion of damages specifically set forth in any of the Ancillary Agreements, Concurrent will indemnify and hold harmless the Company Indemnified Parties from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and judgments (at equity or at law, including statutory and common) and damages whenever arising or incurred (including, without limitation, amounts paid in settlement, costs of investigation and reasonable attorneys' fees and expenses) arising out of or relating to:

               (a) any breach of any representation or warranty made by Concurrent in this Agreement or in any of the Ancillary Agreements; or

               (b) any breach of any covenant, agreement or undertaking made by Concurrent in this Agreement or in any of the Ancillary Agreements.

          9.3  Indemnification  Procedure.
               --------------------------

               (a) Promptly after receipt by an Indemnified Party of notice by a third party (including any governmental entity) of any complaint or the commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Concurrent Losses or Company Losses (as the case may
     be), such Indemnified Party will notify Concurrent or the Company, as the case may be (the "INDEMNIFYING PARTY"), in writing promptly following the Indemnified Party's receipt of such complaint or of notice of the commencement of such audit, investigation, action or proceeding; provided,
                                                                       --------
     however,  that the failure to so notify the Indemnifying Party will relieve
     -------
     the Indemnifying Party from liability under this Agreement with respect to such claim only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim. The Indemnifying Party will have the right, upon written notice delivered to the Indemnified Party within ten (10) days thereafter assuming full responsibility for any Concurrent Losses or Company Losses (as the case may be) resulting from such audit, investigation, action or proceeding, to assume the defense of such audit, investigation, action or proceeding. In any audit, investigation, action or proceeding for which the Indemnifying Party has assumed the defense, the Indemnified Party will have the right to participate in such matter and to retain its own counsel at the Indemnified Party's own expense. The
     Indemnifying Party will at all times use reasonable efforts to keep the Indemnified Party reasonably apprised of the status of the defense of any matter the defense of which the Indemnifying Party has assumed, and the Indemnified Party shall cooperate in good faith with the Indemnifying Party with respect to the defense of any such matter. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the audit, investigation, action or proceeding on the terms provided above within such ten (10)-day period, then such Indemnified Party may employ counsel reasonably satisfactory to the Indemnifying Party to represent or defend it in any such audit, investigation, action or proceeding and the Indemnifying Party will pay the reasonable fees and disbursements of such counsel as incurred (provided that Indemnifying Party shall be obligated to pay for only one firm of counsel for the Indemnified Party in any jurisdiction in any single audit, investigation, action or proceeding). In any audit, investigation, action or proceeding for which the Indemnifying Party has declined or failed to assume the defense, the Indemnifying Party will have the right to participate in such matter and to retain its own counsel at the Indemnifying Party's own expense. The Indemnified Party will at all times use reasonable efforts to keep the Indemnifying Party reasonably apprised of the status of the defense of any matter the defense of which the Indemnifying Party has declined or failed to assume and the Indemnifying Party shall cooperate in good faith with the Indemnified Party with respect to the defense of any such matter.

               (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume and maintain the defense of such claim pursuant to Section 9.3(a) or (ii) such settlement, compromise or consent includes an unconditional release of the Indemnifying Party and its officers, directors, employees and affiliates from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party (which consent may not be unreasonably withheld), settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless (i) such settlement, compromise or consent includes an unconditional release of the Indemnified Party and its officers, directors, employees and affiliates from all liability arising out of such claim, (ii) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party and (iii) does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

               (c) In the event an Indemnified Party claims a right to payment pursuant to this Agreement, such Indemnified Party will send written notice of such claim to the appropriate Indemnifying Party. Such notice will specify the basis for such claim. As promptly as possible after the Indemnified Party has given such notice, such Indemnified Party and the appropriate Indemnifying Party will establish the merits and amount of such claim (by mutual agreement, litigation, arbitration or otherwise) and, within five (5) Business Days of the final determination of the merits and amount of such claim, the Indemnifying Party will pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

          9.4 Claims Period. The Claims Periods under this Agreement shall begin
              -------------
     on  the  date  hereof  and  terminate  as  follows:

               (a) with respect to Concurrent Losses arising (i) under Section 9.1(a) with respect to any breach of any Surviving Representations or (ii) under Section 9.1(b), the Claims Period shall terminate on the expiration of the statute of limitations period that would be applicable to the underlying breach giving rise to such indemnification claim under common law;

               (b) with respect to Company Losses arising (i) under Section 9.2(a) with respect to a breach of Section 5.2 or Section 5.3 or (ii) under
     Section 9.2(b), the Claims Period shall terminate on the expiration of the statute of limitations period that would be applicable to the underlying breach giving rise to such indemnification claim under common law; and

               (c) with respect to all other Concurrent Losses or Company Losses arising under this Agreement, the Claims Period shall terminate on the date that is eighteen (18) months after the Closing Date.

Notwithstanding the foregoing, if, prior to the close of business on the last day of the applicable Claims Period, an Indemnifying Party shall have been properly notified of a claim for indemnity hereunder and such claim shall not have been finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity hereunder until such claim is finally resolved or disposed of in accordance with the terms hereof.

     9.5  Liability  Limits.
          -----------------

               (a) Notwithstanding anything to the contrary set forth herein, the Concurrent Indemnified Parties shall not make a claim against the Company for indemnification under this Section 9 for Concurrent Losses unless and until the aggregate amount of such Concurrent Losses exceeds the U.S. $75,000 (the "CONCURRENT BASKET"), in which event the Concurrent Indemnified Parties may claim indemnification for all Concurrent Losses, including the initial U.S. $75,000; provided, however, the Surviving
                                              --------   -------
     Obligations and the Surviving Representations shall not be subject to the Concurrent Basket.

               (b) Notwithstanding anything to the contrary set forth herein, the maximum aggregate liability of the Company under this Section 9 for Concurrent Losses shall not exceed the Purchase Price (the "AGGREGATE
     LIABILITY  CAP");  provided,  however,  the  Surviving  Obligations and the
                        --------   -------
     Surviving Representations shall not be subject to the Aggregate Liability Cap.

               (c) No Indemnified Party otherwise entitled to indemnification under this Section 9 shall be indemnified pursuant to this Section 9 to the extent that a court of competent jurisdiction finally determines that such Indemnified Party's losses are caused by the willful misconduct or gross negligence of such Indemnified Party.

               (d) No Indemnifying Party will be required to indemnify any Indemnified Party under this Section 9 for any Concurrent Losses or Company Losses (as the case may be) to the extent reimbursed by insurance payments that are directly attributable to such loss and are paid to such Indemnified Party prior to the expiration of the Claims Period with respect to such loss under this Section 9; provided, however, that the Indemnified
                                         --------  -------
     Party shall use reasonable efforts to obtain recovery under any insurance policy which was acquired by such Indemnified Party for the specific Concurrent Losses or Company Losses (as the case may be) for which the
     Indemnified Party is seeking indemnification, that is in effect at such time of such loss and for which the Indemnified Party may be entitled to indemnification; provided, further, nothing in this Section 9.4(d) shall
                       --------   -------
     require an Indemnified Party to obtain any insurance with respect to Concurrent Losses or Company Losses (as the case may be) for which it may seek indemnification hereunder.

          9.6  Investigations.  The respective representations and warranties of
               --------------
     the Parties contained in this Agreement or in any certificate or other document delivered by any Party prior to the Closing and the rights to indemnification set forth in Section 9 will not be deemed waived or otherwise affected by any investigation made by a Party to this Agreement.

     10.  Miscellaneous.
          -------------

          10.1  Amendments and Waivers. Neither this Agreement nor any provision
                ----------------------
     hereof may be amended, changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the amendment, change, waiver, discharge or termination is sought.

          10.2  Delays or Omission; Remedies Cumulative. No delay or omission to
                ---------------------------------------
     exercise any right, power or remedy accruing to any party, upon any breach or default of this Agreement shall impair any such right, power or remedy of such power or be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All of a party's remedies, either under this Agreement, or by law or otherwise afforded to such party, shall be cumulative and not alternative.

          10.3  Governing  Law;  Exclusive  Jurisdiction. This Agreement will be
                ----------------------------------------
     governed by and construed and enforced in accordance with the internal laws of the State of Delaware without reference to its choice of law rules. Each of the parties hereby irrevocably consents and agrees that legal dispute shall be brought only to the exclusive jurisdiction of the courts of the State of Georgia or the federal courts located in the State of Georgia. The parties agree that, after a legal dispute is before a court as specified in this Section 10.3 and during the pendency of such legal dispute before such court, all actions, suits or proceedings with respect to such legal dispute or any other legal dispute, including, without limitation, any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each of the parties hereby waives, and agrees not to assert, as a defense in any legal dispute, that such party is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such court or that such party's property is exempt or immune from execution, that the action, suit or proceeding is brought in an inconvenient forum or that the venue of the action, suit or proceeding is improper. Each party hereto agrees that a final judgment in any action, suit or proceeding described in this Section
     10.3 after the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws.

          10.4  Successors  and  Assigns. Except as otherwise expressly provided
                ------------------------
     herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties; provided, however, that
                                                         --------  -------
     Concurrent may freely assign its rights to Concurrent or to another wholly owned subsidiary of Concurrent (and vice versa) without such prior written approval provided that such assignee remains at all times an affiliate of Concurrent and no such assignment shall relieve Concurrent of any of its obligations hereunder.

          10.5  Entire  Agreement.  This  Agreement and the Ancillary Agreements
                -----------------
     constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          10.6  Construction  of  Certain Terms. Wherever the words "including,"
                -------------------------------
     "include" or "includes" are used in this Agreement, they shall be deemed followed by the words "without limitation." References to any gender shall be deemed to mean any gender. All references herein to the Company shall include any predecessor entity or other entity merged with or into the Company prior to or as of the date hereof. All references herein to the Company's knowledge or awareness shall mean the knowledge of officers of the Company.

          10.7  Notices,  etc.  All notices and other communications required or
                -------------
     permitted hereunder shall be in writing and shall be sent via facsimile, overnight courier service or mailed by certified or registered mail, postage prepaid, return receipt requested, addressed or sent:

             (a)  if  to  Concurrent,  to  it  at:

                    Concurrent  Computer  Corporation
                    4375  RiverGreen  Parkway
                    Duluth,  GA  30096
                    USA
                    Facsimile  Number:  (678)  258-4314
                    Attention:  Kirk  Somers

                    with  a  copy  to:

                    King  &  Spalding
                    191  Peachtree  Street
                    Atlanta,  GA  30303
                    USA
                    Tel:  (404)  572-4600
                    Fax:  (404)  572-5100
                    Attention:  John  D.  Capers,  Jr.

             (b)  if  to  the  Company,  to  it  at:

                    Thirdspace  Living  Limited
                    Voyager  Place
                    Shoppenhangers  Road
                    Maidenhead,  Berks
                    SL6  2PJ  UK
                    Attention:  General  Counsel
                                Chief  Executive  Officer
                    Facsimile  Number:  +44(0)  1628  428887

or to such other address or facsimile number as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address or facsimile number shall be effective only upon receipt. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) business days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile or electronic mail (with acknowledgment received and, in the case of a facsimile or electronic mail only, a copy of such notice is sent no later than the next business day by a reliable overnight courier service, with acknowledgement of receipt) or (iii) two (2) business days after the same are sent by a reliable overnight courier service, with acknowledgement of receipt.

          10.8  Severability.  In  case any provision of this Agreement shall be
                ------------
     declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          10.9  Expenses.  Each  party  shall pay all costs and expenses that it
                --------
     incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Ancillary Agreements.

          10.10 Titles and Subtitles; Drafting. The titles of the paragraphs and
                ------------------------------
     subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. This Agreement has been the subject of review and negotiation among the parties hereto, and the parties agree that principles of contract interpretation based on the party responsible for drafting shall not be applied.

          10.11  Counterparts.  This  Agreement may be executed in any number of
                 ------------
     counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                  COMPANY:

                                  THIRDSPACE  LIVING  LIMITED


                                  By:     /s/ Andrew  Gray
                                          ----------------
                                          Print  Name:  Andrew  Gray
                                          Title:  Director



                                  CONCURRENT:

                                  CONCURRENT  COMPUTER  CORPORATION


                                  By:     /s/ Jack  A.  Bryant
                                          --------------------
                                          Print Name:  Jack  A.  Bryant
                                          Title:  President and Chief Executive
                                                  Officer

                             SCHEDULES AND EXHIBITS
                             ----------------------



     Schedule  A    Disclosure  Schedule

     Exhibit  A     Form  of  Warrant

     Exhibit  B     Form  of  Loan  Stock  Instrument

     Exhibit  C     Subsidiaries

     Exhibit  D     List  of  Shareholders/Optionholders

     Exhibit  E     Responsibilities  of  Managers

     Exhibit  F     Major  Actions

     Exhibit  G     Patent  License  Agreement

     Exhibit  H     Form  of  Reseller  Agreement

     Exhibit  I     Form  of  Strategic  Alliance  Agreement

     Exhibit  J     nCube  Dissolution  Agreement

     Exhibit  K     Oracle  Cure  Agreement

     Exhibit  L     Oracle  Debenture

     Exhibit  M     Form  of  Debenture

     Exhibit  N     Form  of  Intercreditor  Agreement

     Exhibit  O     Form  of  Registration  Rights  Agreement